UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2026

REPOSITRAK, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5282 South Commerce Drive, Suite D292, Murray, Utah 84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	TRAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On March 17, 2026, ReposiTrak, Inc. (the “Company”) issued a press release announcing the appointment of James Gillis as a member of the Board of Directors (the “Board”), effective March 13, 2026. Mr. Gillis was also appointed as a member of the Audit and Compensation Committees of the Board of Directors.

Mr. Gillis, 72, is currently the Chief Executive Officer of Gillis & Associates, Inc., an M&A advisory firm that helps buyers and sellers in complex transactions. Mr. Gillis previously served on the Board of ReposiTrak Inc. from February 2008 to March 2015. From 1993 to 2011, he was the CEO of Source Interlink Companies, Inc. From 1989 to 1993, Mr. Gillis was Managing Partner of Aders, Wilcox, Gillis Group, a global developer of trade relationships serving major brand marketers and retailers worldwide. He currently serves on the boards of AST/EQ American Stock Transfer & Trust Company, LLC (AST / EQ), SPAR Group, Inc., and Travelport Worldwide LTD. He is an advisor to Siris Capital Group and Platinum Equity, and has served on the boards and committees of multiple companies including Source Interlink, and Globe Communications. He attended Nova University in Fort Lauderdale.

The Board has determined that Mr. Gillis qualifies as an independent director under the listing standards of the New York Stock Exchange and the director independence standards set forth in the Company’s Corporate Governance Guidelines.

There are no arrangements or understandings between Mr. Gillis and any other person pursuant to which he was selected as a director, and Mr. Gillis is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Mr. Gillis’ appointment is attached hereto as Exhibit 99.1.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPOSITRAK, INC.

Date: March 17, 2026	/s/ John Merrill
John Merrill
Chief Financial Officer